UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PLEXUS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PLEXUS CORP.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

55 JEWELERS PARK DRIVE
P.O. BOX 156
NEENAH, WI 54957
Shareholder Meeting to be held on 02/04/09

Proxy Materials Available
•	Notice and Proxy Statement
•	Form 10-K

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the proxy materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 01/21/09.
HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 digit control number(s) available and visit: www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET      -   www.proxyvote.com
2) BY TELEPHONE   -  1-800-579-1639
3) BY E-MAIL*          -    sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	02/04/09
Meeting Time:	11:00 A.M. Central Time
For holders as of:	12/01/08

Meeting Location:

The Westin Chicago Northwest
400 Park Boulevard
Itasca, IL 60143

Meeting Directions:

To obtain directions to attend the Annual Meeting and vote in person, please call Plexus Investor Relations at 920-751-5583.

How To Vote

Vote In Person

At the Meeting you will need to request a ballot to vote these shares. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Vote By Mail

To vote by mail, follow the instructions on the reverse side to request materials, which will include a paper form of proxy that you can sign and return.

Voting items

The Board of Directors recommends a vote “FOR” each of the nominees for director who are listed in Proposal (1) and “FOR” Proposal (2).
Proposals:
(1)	Election of Directors:

Nominees:

01)	Ralf R. Böer	06)	John L. Nussbaum
02)	Stephen P. Cortinovis	07)	Michael V. Schrock
03)	David J. Drury	08)	Dr. Charles M. Strother
04)	Dean A. Foate	09)	Mary A. Winston
05)	Peter Kelly
(2)	Ratification of PricewaterhouseCoopers LLP as Independent Auditors;

(3)	In their discretion on such other matters as may properly come before the meeting or any adjournment thereof;
all as set out in the Notice and Proxy Statement, receipt of which is hereby acknowledged.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If you do not provide a direction, this proxy will be voted “FOR” each of the nominees for director who are listed in Proposal (1) and “FOR” Proposal (2).